UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

Commission File Number 333-161795

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Grand Central Place
60 E 42nd Street, Suite 5310
New York, New York 10165
(Address of principal executive offices)

888-333-8075
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition
Item 7.01                      Regulation FD Disclosure

On May 25, 2011, Forex International Trading Corp. (“Forex”) will be hosting a conference call after the close of the market today at 4:15 p.m. (EDT) to discuss its first quarter financials for fiscal 2011 as well as Forex's business outlook for the remainder of the year. The call will be open to all shareholders and interested parties.  This conference call will be available by dialing 712-432-0900. The conference ID number is 758771.  A copy of the presentation by Darren Dunckel, CEO of Forex, is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits

Exhibit Number	Description

99.1	Conference Call Presentation provided by Darren Dunckel, CEO of Forex International Trading Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

Date: May 25, 2011	By:	/s/ Darren C. Dunckel
Name: Darren C. Dunckel
CEO, President, CFO, Treasurer and Director